Receivables and Other Current Assets	12 Months Ended
Dec. 31, 2018
Deferred Costs Capitalized Prepaid Expense and Other Assets, Current [Abstract]
Prepayment and other current assets [Text Block]
16. RECEIVABLES AND OTHER CURRENT ASSETS

Receivables and other current assets consisted of the following:

As at	December 31	December 31
millions of Canadian dollars	2018	2017
Customer accounts receivable – billed	$844	$805
Customer accounts receivable – unbilled	296	278
Allowance for doubtful accounts	(11)	(12)
Other receivables	86	70
Capitalized transportation capacity (1)	179	89
Income tax receivable	175	24
Prepaid expenses	42	59
Net investment in direct financing lease (note 20)	9	8
Due from related parties (note 15)	-	5
	$1,620	$1,326
(1) Capitalized transportation capacity represents the value of transportation/storage received by EES on asset management agreements at the inception of the contracts. The asset is amortized over the term of each contract.